Exhibit 99.16

j.p. morgan acceptance corporation ii ABS-15G

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on closed-end second lien mortgage loans acquired by JPMorgan Chase Bank, National Association. The review included a total of 2,193 newly originated residential mortgage loans, in connection with the securitization identified as JPMMT 2026-CES1_non-sampled (the “Securitization”). The Review was conducted from June 2024 through December 2025 on closed-end second lien mortgage loans originated between May 2024 and November 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
○	The consumer’s debt obligations, alimony, child support; and
○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two thousand one hundred ninety-three (2,193) mortgage loans reviewed, one thousand two hundred twenty-eight (1,228) unique mortgage loans (55.99% by loan count) had a total of one thousand six hundred twenty-eight (1,628) discrepancies across thirty-seven (37) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying CLTV	824	50.61%
Qualifying Total Debt Income Ratio	221	13.57%
Total Monthly Property Insurance Amount	175	10.75%
Borrower 1 FTHB	110	6.76%
Qualifying LTV	94	5.77%
Total Qualified Assets Post-Close	32	1.97%
Primary Appraised Property Value	20	1.23%
Borrower 1 Self-Employment Flag	14	0.86%
Borrower 2 SSN	14	0.86%
Qualifying Interest Rate	12	0.74%
Borrower 1 Last Name	12	0.74%
Borrower 1 SSN	11	0.68%
Initial Monthly P&I Or IO Payment	11	0.68%
Borrower 1 First Name	10	0.61%
Qualifying FICO	7	0.43%
Borrower 2 Self-Employment Flag	7	0.43%
Number of Units	7	0.43%
Borrower 1 Marital Status	7	0.43%
Borrower 2 First Name	6	0.37%
Interest Rate	4	0.25%
First Payment Date	3	0.18%
Borrower 2 Citizen	3	0.18%
Loan Amount	3	0.18%
Property Address	3	0.18%
Property Zip Code	2	0.12%
Borrower 1 Citizen	2	0.12%
Borrower 2 Marital Status	2	0.12%
Note Date	2	0.12%
Property State	2	0.12%
Occupancy	1	0.06%
Borrower 3 SSN	1	0.06%
Borrower 3 First Name	1	0.06%
Borrower 3 Marital Status	1	0.06%
Borrower 3 Self-Employment Flag	1	0.06%
Borrower 3 Citizen	1	0.06%
Property City	1	0.06%
Property County	1	0.06%
Grand Total	1628	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	% by Loan Count
A	2188	$216,140,948.00	99.77%
B	5	$1,137,412.00	0.23%
C	0	$0.00	0%
D	0	$0.00	0%
Total	2,193	$217,278,360.00	100.00%

Credit Results:
Event Grade	Loan Count	% by Loan Count
A	2,189	99.82%
B	4	0.18%
C	0	0%
D	0	0%
Total	2,193	100.00%

Compliance Results:
Event Grade	Loan Count	% by Loan Count
A	2,192	99.95%
B	1	0.05%
C	0	0%
D	0	0%
Total	2,193	100.00%

Valuation Results: (As applicable, 2,193 loans within population did not receive a Property Review)
Event Grade	Loan Count	% by Loan Count
A	0	0%
B	0	0%
C	0	0%
D	0	0%
Total	0	0%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	1826
		Title Document is Partially Present	131
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	25
		Audited DTI Exceeds Guideline DTI	19
		Income and Employment Do Not Meet Guidelines	17
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	16
		Flood Certificate Partially Provided	16
		Borrower 1 3rd Party VOE Prior to Close Missing	15
		Borrower 1 Photo Identification not provided	11
		The Total Hazard Coverage is LESS than the Required Coverage Amount	11
		Borrower 1 W2/1099 Missing	6
		Missing VOM or VOR	6
		Missing letter of explanation	6
		XXX Rider is Missing	5
		Borrower 1 Award Letter Missing	5
		The Final 1003 is Incomplete	5
		Borrower 2 Award Letter Missing	5
		Missing Trust Agreement	5
		Property/Appraisal General	5
		HO6 Master Insurance Policy is Missing	5
		Fraud Report Shows Uncleared Alerts	4
		The Deed of Trust is Incomplete	4
		Verification of Borrower Liabilities Missing or Incomplete	4
		No evidence of required debt payoff	3
		Borrower 1 Credit Report is Incomplete	3
		Audited Loan Amount is less than Guideline Minimum Loan Amount	3

Delinquent Credit History Does Not Meet Guideline Requirements	3
Missing Verification of Mortgage	3
Hazard Insurance Policy is Partial	3
Property Title Issue	3
Housing History Does Not Meet Guideline Requirements	3
Borrower 1 YTD Profit & Loss Missing	3
Missing income documentation	3
Borrower 1 Personal Tax Returns Missing	2
Borrower 1 Lease Agreements Missing	2
The Initial 1003 is Missing	2
Audited CLTV Exceeds Guideline CLTV	2
Borrower 2 W2/1099 Missing	2
Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
Asset Qualification Does Not Meet Guideline Requirements	2
Audited HCLTV Exceeds Guideline HCLTV	2
Borrower 1 Credit Report is Missing	2
Borrower 2 Photo Identification not provided	2
Borrower 1 Paystubs Missing	2
Missing legal documents for senior or subordinate lien	2
HO-6 Insurance Policy is Missing	2
ATR: Reasonable Income or Assets Not Considered	2
Audited FICO is less than Guideline FICO	2
Missing Letter of Explanation (Credit)	2
The Final 1003 is Missing	2
Borrower 2 3rd Party VOE Prior to Close Missing	2
Flood Certificate Missing	2
Hazard Insurance Effective Date is after the Disbursement Date	2
Missing Income - Award Letter	2
Missing Credit Report Supplement	2
Title issue	1
Missing Application	1
Subject property was listed for sale within a time period not allowed per guidelines	1
Business Purpose Affidavit/Disclosure Missing	1
Third Party Fraud Report not Provided	1
XXX project is ineligible	1

		Income 4 Months Income Verified is Missing	1
		Hazard Insurance Policy is Missing	1
		The Deed of Trust is Not Executed	1
		Missing Payment History	1
		The Note is Incomplete	1
		Borrower 2 Credit Report is Missing	1
		Borrower 1 WVOE Missing	1
		Missing Updated Credit Report Supplement	1
		Foreclosure less than 7 years from application	1
		Evidence of Property Tax Missing	1
		Borrower Non-US Citizen Identification Document Missing	1
		File does not contain all required valuation documents	1
		Income documentation does not meet guidelines	1
		Borrower 1 Executed 4506-T Missing	1
		Borrower 1 Tax Returns Not Signed	1
		HOA Questionnaire is Missing	1
		Missing XXX XXX rider	1
		Borrower 2 Personal Tax Returns Missing	1
		Flood Insurance Expiration Date is before the Disbursement Date	1
		Income 1 Months Income Verified is Missing	1
		Title Coverage is Less than Subject Lien	1
		Open Current Charge offs	1
		Title Document Missing	1
		Other Property Insurance Policy Expiration Date is before the Note Date	1
		Flood Insurance Policy Partially Provided	1
		Potential Occupancy/Current Address Issues identified in the file	1
		Income 2 Months Income Verified is Missing	1
		Total Credit Grade (A) Exceptions:	2,259
	B	Title Coverage is Less than Subject Lien	1
		Audited Loan Amount is greater than Guideline Maximum Loan Amount	1
		Approval/Underwriting Summary Not Provided	1
		Approval/Underwriting Summary Partially Provided	1
		Total Credit Grade (B) Exceptions:	4
Compliance	A	No Compliance Findings	1811
		Higher-Priced Mortgage Loan Test	26
		Right of Rescission is Missing	9

	TILA Right of Rescission Test	8
	Non-Borrower Title Holder Did Not Receive Right of Rescission Form	3
	Right of Rescission is Partially Provided	2
	CA Per Diem Interest Amount Test	2
	The Final 1003 is Not Executed	1
	TRID: Missing Closing Disclosure	1
	The Note is Not Executed	1
	Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
	Qualified Mortgage APR Threshold Test	1
	Final CD: Closing Date is missing or inaccurate	1
	OH PLA Covered Loan Points and Fees Threshold Test	1
	Total Compliance Grade (A) Exceptions:	1,868
B	IL XXX County Threshold Loan Points and Fees Test	1
	Total Compliance Grade (B) Exceptions:	1

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.

Credit Event Grades
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.